T. ROWE PRICE
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Diversified Small-Cap Growth Fund, Inc.

 Supplement to prospectus dated May 1, 2000
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   Effective December 31, 2000, the Portfolio Management paragraph on page 14 of the prospectus will be replaced with the following:

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Paul W. Wojcik, Chairman, John H. Laporte, Donald J. Peters, and Richard T. Whitney. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Wojcik was elected chairman of the fund's committee in 2000. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/ Analyst at Fidelity Investments.

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 The date of this supplement is January 5, 2001.
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                                                                F20-041   1/5/01